SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to §240.14a-12

WESTCOAST HOSPITALITY CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 19, 2004

Dear Shareholder:

      You are cordially invited to attend the 2004 Annual Meeting of Shareholders of WestCoast Hospitality Corporation at 9:00 a.m. on Wednesday, May 19, 2004, at the WestCoast Ridpath Hotel, 515 W. Sprague Avenue, Spokane, Washington.

      The accompanying Notice of 2004 Annual Meeting of Shareholders and Proxy Statement describe the matters to be presented at the meeting.

      Whether or not you plan to attend the meeting, we hope you will have your stock represented by completing, signing, dating and returning your proxy card in the enclosed postage-paid envelope as soon as possible.

Sincerely,

DONALD K. BARBIERI
Chairman of the Board

IMPORTANT

A Proxy Statement and proxy card are enclosed. All shareholders are urged to complete and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any shareholder of record attending the meeting may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

IT IS IMPORTANT THAT YOUR STOCK BE VOTED.

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
MAY 19, 2004

To the Shareholders:

      The 2004 Annual Meeting of Shareholders of WestCoast Hospitality Corporation will be held at 9:00 a.m. on Wednesday, May 19, 2004, at the WestCoast Ridpath Hotel, 515 W. Sprague Avenue, Spokane, Washington for the following purposes:

(1) To elect four directors to hold office until the expiration of their one and three-year terms and until their respective successors are elected and qualified;

(2) To ratify the appointment of BDO Seidman, LLP as auditors for WestCoast Hospitality Corporation for 2004; and

(3) To transact such other business as may properly come before the meeting and any adjournments thereof.

      Nominees for directors are named in the enclosed Proxy Statement.

      March 22, 2004 has been set as the record date for the meeting. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting.

      ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. SHAREHOLDERS OF RECORD ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY SENT IN A PROXY.

By Order of the Board of Directors

THOMAS L. MCKEIRNAN
Vice President, General Counsel and
Corporate Secretary
Spokane, Washington

April 19, 2004

The 2003 Annual Report of WestCoast Hospitality Corporation accompanies this

Proxy Statement

WESTCOAST HOSPITALITY CORPORATION 2004 PROXY STATEMENT
PROPOSAL 1: ELECTION OF DIRECTORS
NOMINEES
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS CLASS B (TERMS TO EXPIRE IN 2007)
CLASS C (TERM TO EXPIRE IN 2005)
CONTINUING DIRECTORS -- NOT STANDING FOR ELECTION THIS YEAR CLASS C (TERM TO EXPIRE IN 2005)
CLASS A (TERMS TO EXPIRE IN 2006)
REPORT OF THE AUDIT COMMITTEE
CODE OF BUSINESS CONDUCT AND ETHICS
COMPENSATION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EXECUTIVE COMPENSATION
Option Grants in Last Fiscal Year
REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
EMPLOYMENT CONTRACTS, TERM OF EMPLOYMENT AND CHANGE-IN- CONTROL ARRANGEMENTS
STOCK PRICE PERFORMANCE
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF AUDITORS
OTHER MATTERS
PROPOSALS OF SHAREHOLDERS
ANNUAL REPORT AND ANNUAL REPORT ON FORM 10-K
APPENDIX A
APPENDIX B
APPENDIX C

WESTCOAST HOSPITALITY CORPORATION

2004 PROXY STATEMENT

General

      The enclosed proxy is solicited by WestCoast Hospitality Corporation, a Washington corporation (the “Company”), for use at the 2004 Annual Meeting of Shareholders to be held at 9:00 a.m. on Wednesday, May 19, 2004, at the WestCoast Ridpath Hotel, 515 W. Sprague Avenue, Spokane, Washington, and at any adjournments thereof (the “Meeting”). Only holders of record of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), at the close of business on March 22, 2004 will be entitled to notice of and to vote at the Meeting. On that date, the Company had 13,045,549 shares of Common Stock outstanding. Each share of Common Stock outstanding on the record date is entitled to one vote on each matter that comes before the Meeting.

      The address of the Company’s principal executive offices is 201 West North River Drive, Suite 100, Spokane, Washington 99201.

      This Proxy Statement and the accompanying proxy are first being mailed to the Company’s shareholders on or about April 19, 2004.

Voting

      Under Washington law, the Company’s Articles of Incorporation and By-Laws, the presence at the Meeting, in person or by duly authorized proxy, of holders of a majority of the outstanding shares of Common Stock constitutes a quorum for the transaction of business.

      Shares of Common Stock for which proxies are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions to the contrary, will be voted (i) “FOR” the election of the four nominees for the Board of Directors named on the following pages, provided that if any one or more of such nominees should become unavailable for election for any reason, such shares will be voted for the election of such substitute nominee or nominees as the Board of Directors may propose; and (ii) “FOR” the ratification of the appointment of BDO Seidman, LLP as auditors for the Company for 2004.

      The four nominees for the Board of Directors who receive the greatest number of votes cast in the election of directors by the shares present in person or represented by proxy at the Meeting and entitled to vote shall be elected directors. The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote and present in person or by proxy at the Meeting is required for approval of any other matters submitted to a vote of the shareholders. Abstention from voting for a nominee for director may make it less likely that the nominee will be one of the four nominees for director who receive the greatest number of votes cast. Abstention from voting on any other proposal will have no effect, since approval is based solely on the number of votes actually cast.

      Brokerage firms and other intermediaries holding shares of Common Stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, brokerage firms and other intermediaries generally will have discretion to vote their customers’ shares in the election of directors and on the proposal to ratify the appointment of auditors. If a brokerage firm or other intermediary votes its customers’ shares on some but not all proposals, the effect of the non-vote will vary depending on the proposal. A non-vote for a nominee for director will make it less likely that the nominee will be one of the four nominees for director who receive the greatest number of votes cast. A non-vote on any other proposal will have no effect, since approval is based solely on the number of votes actually cast.

      The Company will bear the expense of preparing, printing and distributing proxy materials to its shareholders. In addition to solicitations by mail, a number of regular employees of the Company may solicit proxies on behalf of the Board of Directors in person or by telephone and may also retain others on behalf of the Board of Directors to assist in the solicitation of proxies by mail, telephone, e-mail and personal interview.

The Company will also reimburse brokerage firms and other intermediaries for their expenses in forwarding proxy materials to beneficial owners of the Company’s Common Stock.

Revocation

      Any shareholder giving a proxy may revoke it at any time before it is voted by delivering to the Company’s Corporate Secretary a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and electing to vote in person.

PROPOSAL 1:

ELECTION OF DIRECTORS

      The By-Laws of the Company provide that there shall be no fewer than three and no more than thirteen members of the Board of Directors, as determined from time to time by the Board. The Board of Directors currently consists of seven members, divided into three classes with terms expiring as follows:

Class A (two positions with terms expiring in 2006):

Peter F. Stanton Stephen R. Blank

Class B (three positions with terms expiring in 2004):

Donald K. Barbieri Ronald R. Taylor Arthur M. Coffey

Class C (two positions with Mr. Barbieri’s term expiring in 2005 and Mr. Eliassen’s term expiring in 2004):

Richard L. Barbieri Jon E. Eliassen

NOMINEES

      At the Meeting, three persons will be elected to fill the Class B positions for terms of three years, to hold office until the annual meeting of shareholders in the year their terms expire (2007) and until their respective successors have been elected and shall have qualified as provided by the By-laws. Donald K. Barbieri, Ronald R. Taylor and Arthur M. Coffey are present directors of the Company and have been nominated to continue as directors to fill the three Class B positions.

      At the time of the 2003 Annual Meeting of Shareholders, there was one vacancy in the Class C positions. Following that meeting, the Board of Directors appointed Jon E. Eliassen to fill that vacancy. Under Washington law, because Mr. Eliassen was appointed to fill a vacancy, his term will expire at the Meeting. At the Meeting, one person will be elected to fill the Class C position occupied by Mr. Eliassen for a term of one year, to hold office until the annual meeting of shareholders in the year the term expires (2005) and until the person’s successor has been elected and shall have qualified as provided by the By-laws. Jon E. Eliassen has been nominated to continue as a director to fill this Class C position.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

CLASS B (TERMS TO EXPIRE IN 2007)

      Donald K. Barbieri, age 57, has been a director since 1978 and Chairman of the Board since 1996. He served as President and Chief Executive Officer from 1978 until April 2003. Mr. Barbieri joined the Company in 1969 and was responsible for its development activities in hotel, entertainment and real estate areas.

Mr. Barbieri is currently a member of the Washington Economic Development Commission. Mr. Barbieri is the immediate past Chair for the Spokane Regional Chamber of Commerce. Mr. Barbieri served as President of the Spokane Chapter of the Building Owners and Managers Association from 1974 to 1975 and served as President of the Spokane Regional Convention and Visitors Bureau from 1977 to 1979. He also served on the Washington Tourism Development Council from 1983 to 1985 and the Washington Economic Development Board while chairing the State of Washington’s Quality of Life Task Force from 1985 to 1989. Mr. Barbieri is the brother of Richard L. Barbieri and the brother-in-law of David M. Bell, the Company’s Senior Vice President, Project Development.

      Ronald R. Taylor, age 56, has been a director since April 1998. He has been a private investor since 2002. He is currently a director of Watson Pharmaceuticals, Inc. (a pharmaceutical manufacturer), and is Chairman of the Board of three privately held companies. From 1998 to 2002, Mr. Taylor was a general partner of Enterprise Partners, a venture capital firm. From 1996 to 1998, Mr. Taylor worked as an independent business consultant. From 1987 to 1996, Mr. Taylor was Chairman, President and Chief Executive Officer of Pyxis Corporation (a health care service provider), which he founded in 1987. Prior to founding Pyxis, he was an executive with both Allergan Pharmaceuticals and Hybritech, Inc.

      Arthur M. Coffey, age 48, has been a director since 1990 and has served as President and Chief Executive Officer since April 2003. He served as Executive Vice President, Chief Financial Officer from June 1997 until April 2003 and as Chief Operating Officer from 1990 to June 1997. Mr. Coffey has been employed by the Company since 1981 and in the hotel business since 1971. Mr. Coffey is currently a director of the Association of Washington Business, and previously served as a trustee of the Spokane Area Chamber of Commerce, a director of the Washington State Hotel Association from 1996 to 1997, a director of the Spokane Regional Convention and Visitors Bureau from 1982 to 1985 and President of the Spokane Hotel Association from 1989 to 1990.

CLASS C (TERM TO EXPIRE IN 2005)

      Jon E. Eliassen, age 57, has been a director since September 2003. Mr. Eliassen is currently President and CEO of the Spokane Area Economic Development Council. Mr. Eliassen retired in April 2003 from his position as Senior Vice President and Chief Financial Officer of Avista Corp., a diversified utility. Mr. Eliassen spent 33 years at Avista, including the last 16 years as its Chief Financial Officer. In 2001 he led financing/refinancing of $1 billion to preserve credit ratings and financial stability of the company. While at Avista, Mr. Eliassen was an active participant in development of a number of successful subsidiary company operations including technology related startups Itron, Avista Labs and Avista Advantage. Mr. Eliassen serves on the Board of Directors of Itron Corporation and is the principal of Terrapin Capital Group, LLC. Mr. Eliassen’s corporate accomplishments are complemented by his extensive service to the community in roles including director and President of the Spokane Symphony Endowment Fund, director of The Heart Institute of Spokane, Washington State University Research Foundation, Washington Technology Center, Spokane Intercollegiate Research and Technology Institute and past director of numerous other organizations and energy industry associations.

CONTINUING DIRECTORS — NOT STANDING FOR ELECTION THIS YEAR

CLASS C (TERM TO EXPIRE IN 2005)

      Richard L. Barbieri, age 61, has been a director since 1978. From 1995 until December 2003, he served as a Vice President and full-time General Counsel. From 1978 to 1995, Mr. Barbieri served as legal counsel and Secretary, during which time he was engaged in the private practice of law at Edwards and Barbieri, a Seattle law firm, and then at Riddell Williams, a Seattle law firm, where he chaired the firm’s real estate practice group. Mr. Barbieri has also served as chairman of various committees of the Washington State Bar Association and the King County (Washington) Bar Association, and as a member of the governing board of the county bar association. He also served as Vice Chairman of the Citizens’ Advisory Committee to the Major League Baseball Stadium Public Facilities District in Seattle in 1996 and 1997. Mr. Barbieri is the

brother of Donald K. Barbieri and the brother-in-law of David M. Bell, the Company’s Senior Vice President, Project Development.

CLASS A (TERMS TO EXPIRE IN 2006)

      Peter F. Stanton, age 47, has been a director since April 1998. Mr. Stanton has served as the Chief Executive Officer of Washington Trust Bank since 1993 and its Chairman since 1997. Mr. Stanton previously served as President of Washington Trust Bank from 1990 to 2000. Mr. Stanton is also Chief Executive Officer, President and a director of W.T.B. Financial Corporation (a bank holding company). In addition to serving on numerous civic boards, Mr. Stanton was President of the Washington Bankers Association from 1995 to 1996 and served as Washington state chairman of the American Bankers Association in 1997 and 1998.

      Stephen R. Blank, age 58, has been a director since May of 1999. Mr. Blank is presently Senior Fellow, Finance, for the Urban Land Institute, a non-profit education and research institute that studies land use and real estate development policy and practice, where he is responsible for the Institute’s real estate capital markets information and education programs. From November 1993 to November 1998, Mr. Blank was the Managing Director, Real Estate Investment Banking, for CIBC Oppenheimer Corp in New York. From 1989 to 1993, he was Managing Director, Real Estate Investment Banking, for Cushman & Wakefield, Inc. and from 1979 to 1989 he was Managing Director, Real Estate Investment Banking, for Kidder, Peabody & Co., Inc. Mr. Blank is a director of the Ramco-Gershenson Properties Trust, BNP Residential Properties, Inc., Atlantic Realty Trust and MFA Mortgage Investments, Inc. Mr. Blank is also a member of the Board of Advisors of Paloma, LLC, the general partner of Simpson Housing Limited Partnership.

Director Independence

      The Board has determined that each of the following four members of the Board is “independent” within the meaning of applicable listing standards of the New York Stock Exchange (the “NYSE”): Stephen R. Blank, Jon E. Eliassen, Peter F. Stanton and Ronald R. Taylor. Under the NYSE listing standards, a director is considered “independent” if the Board affirmatively determines that he or she has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. The NYSE listing standards permit the Board to adopt categorical standards to assist it in making determinations of independence. The Board has adopted such standards, which are set forth in the Company’s Corporate Governance Guidelines, a copy of which is attached to this Proxy Statement as Appendix A. The Board has made an affirmative determination that each of the four directors named above satisfies these categorical standards.

Executive Sessions of the Board

      Following each regularly scheduled meeting of the Board, the non-management directors, which consist of the independent directors identified above and Messrs. Donald K. and Richard L. Barbieri, meet in executive session without Mr. Coffey or other members of management. Donald K. Barbieri, as Chairman of the Board, serves as the presiding director for these executive sessions. Interested parties may contact the Chairman of the Board at chairman@westcoasthotels.com.

      At least once each year, the independent directors meet in executive session without any of the non-independent directors or members of management present. Comments to the independent directors may be addressed to WestCoast Independent Directors, c/o Corporate Secretary, WestCoast Hospitality Corporation, 201 West North River Drive, Suite 100, Spokane, WA 99201. The Corporate Secretary will forward all such comments to each of the independent directors.

Meetings of the Board of Directors and Shareholders

      The Board of Directors met five times in 2003. All directors attended at least 75% of the meetings of the Board of Directors and its committees on which they serve.

      The Company encourages all of its directors to attend each annual meeting of shareholders. All of the Company’s directors, except Stephen R. Blank, attended the Company’s 2003 annual meeting of shareholders.

Committees of the Board of Directors

      The Company has established standing audit, compensation and nominating and corporate governance committees, each of which is composed solely of independent directors. The functions performed by these committees are summarized below:

      Audit Committee. The Audit Committee engages the Company’s independent auditors, reviews with the independent auditors the plans and results of the audit engagement, approves the audit and non-audit services provided by the independent auditors, reviews the Company’s financial statements, reviews the Company’s compliance with laws and regulations, receives and reviews complaints relating to accounting or auditing matters, considers the adequacy of the Company’s internal accounting controls and oversees administration of the Company’s Code of Business Conduct and Ethics. The members of the Audit Committee are Peter F. Stanton, Chairman, Ronald R. Taylor and Jon E. Eliassen. The Audit Committee met six times during 2003. The Board of Directors recently updated the written charter for the Audit Committee. It can be found on the Company’s website at www.westcoasthotels.com and is also attached to this Proxy Statement as Appendix B.

      Compensation Committee. The Compensation Committee discharges the responsibilities of the Board relating to compensation and evaluation of the Company’s Chief Executive Officer and other executive officers, recommends to the Board the compensation of Board members and produces an annual report on executive compensation for inclusion in the Company’s annual proxy statement. The members of the Compensation Committee are Ronald R. Taylor, Chairman, Stephen R. Blank and Jon E. Eliassen. The Compensation Committee met four times in 2003. The Board of Directors has adopted a written charter for the Compensation Committee. It can be found on the Company’s website at www.westcoasthotels.com.

      Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board for selection or nomination those individuals qualified to become members of the Board under the criteria established by the Corporate Governance Guidelines of the Company, periodically reviewing and making recommendations to the Board with regard to size and composition of the Board and its committees, recommending and periodically reviewing for adoption and modification by the Board the Corporate Governance Guidelines of the Company and overseeing the evaluation of the Board and management. The members of the Nominating and Corporate Governance Committee are Stephen R. Blank, Chairman, Ronald R. Taylor and Peter F. Stanton. The Nominating and Corporate Governance Committee met five times in 2003. The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee. It can be found on the Company’s website at www.westcoasthotels.com.

      Directors may be nominated by the Board of Directors or by shareholders in accordance with the By-Laws of the Company. The Nominating and Corporate Governance Committee will review all proposed nominees for the Board of Directors, including those recommended by shareholders, in accordance with its charter and the guidelines set forth in the Corporate Governance Guidelines posted on the Company’s website. The committee will review age (a minimum age of 21 is prescribed for directors under the By-Laws), desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board. The Board will generally look for individuals who have displayed high ethical standards, integrity and sound business judgment. This process is designed to ensure that the Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to the business of the Company.

      While the committee is authorized to retain a third party to assist in the nomination process, the Company has not paid a fee to any third party to identify or assist in identifying or evaluating potential nominees.

      A shareholder of record can nominate a candidate for election to the Board by complying with the procedures in Section 3.3 of the Company’s By-Laws which are attached as Appendix C to this proxy statement. Any shareholder of record who wishes to submit a nomination should review the By-Law requirements on nominations by shareholders, which are included in Section 3.3 of the By-Laws. Any nomination should be sent to the WestCoast Hospitality Corporation Board of Directors — Nominating and Corporate Governance Committee, c/o Corporate Secretary, WestCoast Hospitality Corporation, 201 West North River Drive, Suite 100, Spokane, WA 99201. Any recommendations from shareholders regarding director nominees should be sent to the Nominating and Corporate Governance Committee in care of the Corporate Secretary of the Company at the same address.

Communications with the Company’s Board of Directors

      Historically, the Company has not adopted a formal process for shareholder communications with the Board. However, the Company takes actions to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. The Company believes responsiveness to shareholders communications to the Board has been excellent. Nevertheless, in the Corporate Governance Guidelines, which are published on the Company’s website and attached as Appendix A to this Proxy Statement, the Company provides an e-mail address for contacting the Chairman of the Board of Directors (chairman@westcoasthotels.com). During the upcoming year the Nominating and Governance Committee will give consideration to the adoption of a formal process for shareholder communications with other Board members and, if adopted, publish it promptly and post it to the Company’s website.

Audit Committee Financial Experts

      The Board of Directors has determined that each member of the Audit Committee is financially literate under the current listing standards of the NYSE. The Board also has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as defined by applicable SEC rules. The audit committee financial experts are Peter F. Stanton, Ronald R. Taylor and Jon E. Eliassen. All members of the Audit Committee are considered independent because they satisfy the independence requirements for Board members prescribed by the NYSE listing standards, including those set forth in Rule 10A-3 under the Exchange Act.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee (“Committee”) oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements with management.

      The Committee reviewed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees). In addition, the Committee has received written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1, and has discussed with the independent auditor the independent auditor’s independence.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder ratification, the selection of BDO Seidman, LLP as the Company’s independent auditor for 2004.

Peter F. Stanton, Audit Committee Chair
Ronald R. Taylor, Audit Committee Member
Jon E. Eliassen, Audit Committee Member

CODE OF BUSINESS CONDUCT AND ETHICS

      The Company has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers (including its chief executive officer, chief financial officer, chief accounting officer, controller and any person performing similar functions) and employees. The Company has made the code available on its website at www.westcoasthotels.com.

COMPENSATION OF DIRECTORS

      Directors who are employees of the Company do not receive any fees for their service on the Board of Directors or any committee thereof. The Company pays each of its non-employee directors, with the exception of the Chairman of the Board, an annual fee equal to $25,000, payable in quarterly installments. The annual fee for the Chairman of the Board is $50,000, which is also payable in quarterly installments. In addition to the annual fee, the Company also provides office space to the Chairman as part of his compensation. During 2003 the cost of that office space to the Company was $3,920. The Company also reimburses directors for their out-of-pocket expenses incurred in connection with their service on the Board of Directors and its committees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

      The following table sets forth the beneficial ownership of the Common Stock as of March 22, 2004, by (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director, (iii) each named executive officer and (iv) all directors and executive officers as a group.

	Number of
	Shares	Percentage of
Beneficial Owner	Owned(1)	Common Stock(1)

Donald K. Barbieri(2)	3,367,061	25.8
201 W. North River Dr., Ste. 360
Spokane, Washington 99201
WM Advisors, Inc.(3)	1,432,345	11.0
1201 Third Avenue, 22nd Floor
Seattle, Washington 98101
Dimensional Fund Advisors Inc.(4)	933,400	7.2
1299 Ocean Ave., 11th Floor,
Santa Monica, California 90401
DKB and HHB Unity Trust(5)	887,366	6.8
201 W. North River Dr., Ste. 360
Spokane, Washington 99201
Wellington Management Company, LLP(6)	1,247,700	9.6
75 State Street,
Boston, Massachusetts 02109

	Number of
	Shares	Percentage of
Beneficial Owner	Owned(1)	Common Stock(1)

Wells Fargo & Company(7)	795,300	6.1
420 Montgomery Street
San Francisco, California 94104
Richard L. Barbieri(8)	536,981	4.1
Arthur M. Coffey(9)	42,499	*
Peter F. Stanton(10)	15,927	*
Ronald R. Taylor(10)	30,927	*
Stephen R. Blank(11)	11,636	*
Jon E. Eliassen	2,000	*
Sharon Smith(12)	2,360	*
Peter P. Hausback(13)	322	*
All directors and executive officers as a group (12 persons)(14)	4,548,943	34.6

*	Represents less than 1% of Common Stock outstanding.

(1)	For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of shares of Common Stock if such person or group has the right to acquire beneficial ownership of such shares within 60 days. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Includes shares of Common Stock held by Donald K. Barbieri and Heather Barbieri and the DKB & HHB Unity Trust, an irrevocable trust, of which Donald K. Barbieri and Heather Barbieri are co-trustees and for which they jointly exercise voting power, and of which they otherwise disclaim beneficial ownership.

(3)	Reported ownership for this entry is based solely on the Schedule 13G filed on January 5, 2004 for this owner.

(4)	Reported ownership for this entry is based solely on the Schedule 13G filed on February 6, 2004 for this owner.

(5)	These shares are also included in the number of shares beneficially owned by Donald K. Barbieri. Mr. Barbieri disclaims beneficial ownership of these shares.

(6)	Reported ownership for this entry is based solely on the Schedule 13G filed on February 13, 2004 for this owner.

(7)	Reported ownership for this entry is based solely on the Schedule 13G filed on February 12, 2004 for this owner.

(8)	Includes 7,551 shares subject to options that are exercisable within 60 days of March 22, 2004.

(9)	Includes 29,181 shares subject to options that are exercisable within 60 days of March 22, 2004.

(10)	Includes 10,400 shares subject to options that are exercisable within 60 days of March 22, 2004.

(11)	Includes 8,400 shares subject to options that are exercisable within 60 days of March 22, 2004.

(12)	Reported ownership for Ms. Smith, formerly Ms. Sanchez, is based solely on the Form 5 filed on January 15, 2003 and a report of shares held in her account in the Company’s 401(k) plan. Ms. Smith is a former executive officer. She left the Company in August 2003.

(13)	Shares held in Company’s 401(k) plan.

(14)	Includes 89,682 shares subject to options that are exercisable within 60 days of March 22, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based on the Company’s review of Forms 3, 4 and 5 and any amendments thereto furnished to it pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and written representations by the Company’s officers and directors regarding compliance with applicable filing requirements, the Company believes that all filing requirements under Section 16 applicable to its officers, directors and greater than ten percent shareholders were complied with in 2003, with the exception of one late filing of a Form 3 by Anthony F. Dombrowik.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company has periodically entered into agreements with Inland Northwest Corporation (“INC”) and Huckleberry Bay Company (“HBC”) (former subsidiaries of the Company that were spun off to shareholders prior to its initial public offering) to provide development, accounting and other administrative services to INC and HBC in exchange for fees and costs incurred by the Company in connection with providing such services. The agreements are subject to termination annually. During 2003 the Company recorded fees and other income from the INC and HBC agreements in the amount of $167,000. Two directors and one officer of the Company hold approximate ownership interests in HBC as follows: Donald K. Barbieri, 38%; DKB/ HHB Unity Trust (Donald K. Barbieri, Trustee), 14%; Richard L. Barbieri, 8%; and David M. Bell, 8%. These individuals also hold the following approximate ownership interests in INC: Donald K. Barbieri, 19%; DKB/ HHB Unity Trust (Donald K. Barbieri, Trustee), 7%; Richard L. Barbieri, and 4%; and David M. Bell, 2%.

      The Company also purchased product for use in its hotels and restaurants from Inland Northwest Dairies, a subsidiary of INC, totaling $163,000 for the year ended December 31, 2003.

      With respect to any material transactions (or series of related transactions) between the Company and related parties, the Company has implemented a policy requiring any such transaction to be approved by a majority of the non-employee directors, upon such directors’ determination that the terms of the transaction are no less favorable to the Company than those that could be obtained from unrelated third parties.

EXECUTIVE COMPENSATION

      The following table discloses compensation received by the Company’s named executive officers for services rendered to the Company for the three years ended December 31, 2003.

					Long-Term
					Compensation
		Annual Compensation
					Restricted	Securities
				Other Annual	Stock	Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Compensation ($)	Awards	Options (#)	Compensation ($)(2)

Arthur M. Coffey(3)	2003	261,134	—	—	—	27,757	—
President, Chief Executive	2002	199,261	21,315	—	— (4)	—	3,850
Officer and Director	2001	165,846	70,830	—	—	20,758	3,570
Donald K. Barbieri(3)	2003	93,846	—	—	—	45,297	2,865
Chairman and Former	2002	209,065	11,100	—	—	—	3,850
President, Chief Executive	2001	167,321	71,436	—	—	20,942	3,546
Officer
Peter P. Hausback	2003	122,019	—	—	—	11,288	1,849
Vice President, Chief	2002	26,654	1,309	—	—	—	—
Financial Officer	2001	—	—	—	—	—	—
Richard L. Barbieri	2003	162,218	—	—	—	22,766	—
Director, Former Executive	2002	159,700	8,300	—	—	—	3,750
Vice President, General	2001	145,115	60,638	—	—	12,109	2,177
Counsel
Sharon Smith(3)(7)	2003	107,692	—	—	—	—	52,909 (6)
Former Executive Vice	2002	156,308	10,080	29,662 (5)	—	—	3,049
President, Hotel Operations	2001	—	—	—	—	—	—

(1)	Awards of bonuses pursuant to the Company’s Annual Bonus Plan are made by the Compensation Committee. Bonuses are included in this table for the year in which they were earned.

(2)	Except as otherwise disclosed, represents matching contributions made by the Company for the named executive officers under the Company’s 401(k) Savings Plan.

(3)	Donald K. Barbieri served as President and Chief Executive Officer from 1978 until April 2003. Mr. Coffey was appointed President and Chief Executive Officer in April 2003 to succeed Mr. Barbieri. Richard L. Barbieri retired as Executive Vice President, General Counsel on December 31, 2003. Ms. Smith joined the Company on December 31, 2001 following its acquisition of Red Lion Hotels, Inc. Ms. Smith left the Company in August 2003.

(4)	A prior award of 3,000 restricted shares held by Mr. Coffey vested in 2002. These shares were repurchased by the Company in 2002 for $21,870. Mr. Coffey had no other restricted shares as of December 31, 2002.

(5)	Includes relocation costs paid by the Company for Ms. Smith of $25,352.

(6)	Includes $49,231 of severance costs paid by the Company to Ms. Smith.

(7)	Formerly known as Sharon Sanchez.

Option Grants in Last Fiscal Year

						Potential Realizable
						Value at Assumed
						Annual Rates of Stock
						Price Appreciation for
Individual Grants						Option Term

(a)	(b)		(c)	(d)	(e)	(f)	(g)

	Number of
	Securities		Percent of
	Underlying		Total Options
	Options		Granted to
	Granted		Employees	Exercise	Expiration
Name	(#)		in 2003	Price ($/sh)	Date	5% ($)	10% ($)

Arthur M. Coffey	27,757	(1)	8.0%	5.26	2/4/2013	91,820	232,689
Peter P. Hausback	11,288	(2)	3.3%	5.98	6/23/2013	42,452	107,581
Donald K. Barbieri	45,297	(1)(3)	13.1%	5.26	2/4/2013	149,842	379,729
David M. Bell	22,726	(1)	6.6%	5.26	2/4/2013	75,177	190,514
John M. Taffin	14,060	(2)	4.1%	5.69	10/20/2013	50,312	127,502
Thomas L. McKeirnan	10,451	(2)	3.0%	5.98	6/23/2013	39,304	99,604
Anthony F. Dombrowik	7,525	(2)	2.2%	5.98	6/23/2013	28,300	71,718

(1)	Fifty percent of each recipients options will vest on the six month anniversary of the grant date with an additional twenty-five percent on the one year anniversary and twenty-five percent on the two year anniversary of the grant date.

(2)	Fifty percent of each recipients options will vest on the fourth anniversary of the date of grant and the remaining fifty percent will vest on the fifth anniversary of the date of grant. The vesting schedule will change if, beginning one year after the option grant date, the stock price of the common stock reaches the following target levels (measured as a percentage increase over the exercise price) for sixty consecutive trading days.

Stock	Percent of
Price	Optional
increase	Shares Vested

25%	25%
50%	50%
75%	75%
100%	100%

(3)	Expired 90 days after retirement.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End

Option Values(1)

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money Options
			Options at Fiscal Year-End		at Fiscal Year-End
	Number of
	Shares
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Arthur M. Coffey	—	—	16,904	64,191	—	—
Donald K. Barbieri	—	—	—	—	—	—
Peter P. Hausback	—	—	—	11,288	—	—
David M. Bell	—	—	14,267	46,081	—	—
John M. Taffin	—	—	—	14,060	—	—
Thomas L. McKeirnan	—	—	—	10,451	—	—
Anthony F. Dombrowik	—	—	—	7,525	—	—

(1)	No options were exercised in 2003.

REPORT OF COMPENSATION COMMITTEE

ON EXECUTIVE COMPENSATION

      The purposes of the Compensation Committee, which consists of independent directors, are (i) to discharge the responsibilities of the Board relating to compensation of the Company’s Chief Executive Officer (“CEO”) and other executive officers and to recommend to the Board the compensation of Board members, and (ii) to produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement that complies with the rules and regulations of the Securities and Exchange Commission and the NYSE and any other applicable rules and regulations. The Compensation Committee implements and endorses the goals of the Company’s executive compensation program, which reflect three guiding principles: (i) to provide compensation and benefits that allow the Company to maintain competitive compensation to attract and retain executives with the skills critical to the Company’s long-term success, (ii) to reward performance in attaining business objectives and maximizing shareholder value and (iii) to encourage Company stock ownership through officer ownership guidelines that are monitored by the Committee on an ongoing basis.

      During 2003, the Compensation Committee’s compensation policies with regard to the Company’s executive officers were as follows: (1) the Committee reviewed current economic trends in its evaluation of the appropriate compensation package for all executive officers; (2) the base 2003 salary of the executive officers was set as reflected in the Executive Compensation tables; and (3) the Committee established a target incentive bonus for 2003 based on a target bonus of 30% of 2003 base salary upon achieving earnings per share, divisional performance and individual goals.

      Under certain circumstances, current federal tax laws limit the deductibility of compensation in excess of $1 million per year paid or accrued with respect to any of the Company’s five highest paid executives. The Compensation Committee does not expect that, for the foreseeable future, the annual compensations payable to the Company’s executive officers will exceed the $1 million limit.

      The CEO’s compensation was set after conducting a compensation survey of at least twenty publicly-traded peer companies. After analyzing base plus bonus compensation levels for CEOs in such companies, the CEO’s relevant experience level and years of service, and the Committee’s expectations with respect to Company knowledge and leadership skills, the Committee set the CEO’s base salary for 2003 at $285,000.

Respectfully submitted,

Ronald R. Taylor, Chairman
Jon E. Eliassen
Stephen R. Blank

EMPLOYMENT CONTRACTS, TERM OF EMPLOYMENT AND CHANGE-IN-

CONTROL ARRANGEMENTS

Employment Agreements

      The Company has employment agreements with each of the following executive officers: Arthur M. Coffey, David M. Bell and Thomas L. McKeirnan, which provided for 2003 base salaries of $285,000 in the case of Arthur M. Coffey, $135,000 in the case of David M. Bell and $125,000 in the case of Thomas L. McKeirnan, subject, in each case, to periodic increases. Each executive officer is eligible to receive annual bonuses as determined by the Compensation Committee and is entitled to participate in all existing or future benefit plans of the Company, on the same basis as other senior officers of the Company.

      The employment agreements with these executive officers (as used below, each an “Executive”) each provide as follows: Each Executive shall serve in the position described above through December 31, 2003, unless terminated earlier in accordance with the terms of such agreement. Thereafter, each agreement automatically renews for additional one-year periods, unless terminated by either party upon 120-days’ notice prior to the end of the initial or any renewal period. The agreements may be terminated by the Company for Cause (as defined in such agreement) or by the Executive (i) for Good Reason (as defined in such agreement). In the case of Mr. Coffey and Mr. Bell, the agreement may also be terminated within six months after a Change of Control of the Company (as defined in such agreement).

      In the case of Mr. Coffey and Mr. Bell, if the Executive terminates the agreement for Good Reason (or the Company terminates the agreement without Cause) or, after the initial term ends, unilaterally determines to not renew such Executive’s agreement, the Executive will receive a severance payment equal to two times such Executive’s total compensation in the prior year, plus a continuation of all benefits for a two-year period, and all outstanding options of such Executive shall become fully vested. Also in the case of Mr. Coffey and Mr. Bell, if the Executive terminates the agreement following a Change of Control, the severance payment will be equal to three times such Executive’s total compensation for the prior year.

      In the case of Mr. McKeirnan, if the Executive terminates the agreement for Good Reason (or if the Company terminates the agreement without Cause) or, after the initial term ends, unilaterally determines to not renew such Executive’s agreement, the Executive will receive a severance payment equal to six multiplied times such Executives monthly base salary.

      In each of the agreements, if the Executive terminates the agreement for Good Reason (or the Company terminates the agreement without Cause) or, after the initial term ends, the Company unilaterally determines to not renew such Executive’s agreement (or, in the case of Mr. Coffey and Mr. Bell, if the Executive terminates the agreement after a Change of Control), any stock options granted to the Executive shall immediately vest and be exercisable and any stock grant to the Executive shall immediately vest and all Company imposed restrictions or restrictions on restricted stock issued to the Executive shall be terminated

      In the case of Mr. Bell, the Company has also agreed to reimburse the Executive for any federal, state or local excise taxes (“Excise Tax”), and any additional taxes to which he may be subject, on any payments to the Executive from the Company as a result of accelerated vesting of his options, up to a maximum reimbursement equal to two times the amount of such Excise Tax.

STOCK PRICE PERFORMANCE

      The following graph depicts the Company’s Common Stock price performance relative to the performance of the Russell 2000 Composite Index and the Standard & Poor’s 500 Hotels, Resorts & Cruise Lines Index.

      The graph above assumes an investment of $100 in the Company’s Common Stock, the Russell 2000 Composite Index, and the Standard & Poor’s 500 Hotels, Resorts & Cruise Lines Index, and assumes a reinvestment of all dividends. The Company has not paid cash dividends on its Common Stock. Note that the Company’s Common Stock price performance on the graph above is not necessarily indicative of future stock price performance.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors recommends a vote “FOR” the ratification of the appointment of BDO Seidman, LLP as auditors for the Company for 2004.

      Unless instructed to the contrary, it is intended that votes be cast pursuant to the accompanying proxy for the ratification of the appointment of BDO Seidman, LLP as auditors for the Company for 2004. BDO Seidman, LLP has audited the accounts for the Company since 2001. Representatives of BDO Seidman, LLP are expected to attend the Meeting and will have an opportunity to make a statement and/or respond to appropriate questions from shareholders.

      In the event that the ratification of the appointment of auditors is not made by a majority of the shares cast on this proposal, the selection of other auditors will be considered by the Board of Directors.

Principal Accountant Fees and Services

Audit Fees

      The audit fees billed for professional services by BDO Seidman, LLP for 2003 were $211,123, including fees agreed to for the annual audit of the 2003 financial statements, quarterly reviews and consents in connection with the Company’s Uniform Franchise Offering Circular. It also includes $63,623 incurred during the fourth quarter of 2003 for consents and the services performed in connection with filing registration statements.

      The audit fees billed for professional services by BDO Seidman, LLP for 2002 were $139,250, including fees agreed to for the annual audit of the 2002 financial statements, quarterly reviews and consents in connection with the Company’s Uniform Franchise Offering Circular.

Audit Related Fees

      The fees billed for professional services by BDO Seidman, LLP for audit related fees for 2003 were $14,950. Services covered included audit and attest services required by agreement on entities we consolidate, but not required by statute or a regulatory body. It also includes certain advice and accounting research.

      The fees billed for professional services by BDO Seidman, LLP for audit related fees for 2002 were $147,496. Services covered included audit and attest services required by agreement on entities we consolidate, but not required by statute or a regulatory body, certain advise and accounting research, and $130,096 of work related to the December 31, 2001 acquisition of Red Lion, Inc. incurred in 2002.

Tax Fees

      The fees billed by BDO Seidman, LLP for tax related services for 2003 were $69,200. Services covered an IRS exam, tax returns and year end tax planning.

      The fees billed by BDO Seidman, LLP for tax related services for 2002 were $79,710. Services covered an IRS exam, tax returns and year end tax planning.

Other Fees

      There were no other fees billed by BDO Seidman, LLP for all other professional services rendered to the Company during 2003 or 2002.

Pre-Approval Policies and Procedures

      The Audit Committee (the “Committee”) is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Committee has adopted a policy that requires advance approval of audit, audit-related, tax, and other services (“audit and non-audit services”) performed by the independent auditor.

      The Committee has delegated to the Chair of the Committee (“Chair”) authority to approve permitted services provided that the Chair reports any decisions to the Committee at its next regularly scheduled meeting. On an ongoing basis, management communicates specific projects and categories of services for which the advance approval of the Committee or Chair is requested. The Committee or Chair reviews these requests and advises management if the engagement of the independent auditor for such services is approved. On a periodic basis, management reports to the Committee actual spending for audit and non-audit services compared to approved amounts

Auditor Independence

      The Audit Committee of the Board of Directors has considered whether the other professional services provided by BDO Seidman, LLP are compatible with maintaining its independence.

OTHER MATTERS

      Management is not aware at this time that any other matters are to be presented for action at the Meeting. The enclosed proxy confers upon the persons designated to vote the shares represented thereby authority to vote such shares in their discretion with respect to all matters that may come before the Meeting in addition to the scheduled items of business, including matters incident to the conduct of the Meeting and any shareholder proposal omitted from the Proxy Statement and form of proxy pursuant to the rules of the Securities and Exchange Commission. At the time this Proxy Statement went to press, management was not aware of any other matter that may properly be presented for action at the Meeting.

PROPOSALS OF SHAREHOLDERS

      Proposals of shareholders to be considered for inclusion in the Proxy Statement and proxy for the Company’s 2005 Annual Meeting of Shareholders must be received by the Company on or prior to December 21, 2004.

      A shareholder of record, who intends to submit a proposal at the 2005 Annual Meeting that is not eligible for inclusion in the Proxy Statement or proxy, or who intends to submit one or more nominations for directors at the meeting, must provide prior written notice to the Company. Written notice of any such proposal should be addressed to the Corporate Secretary and received at the Company’s principal executive offices not later than December 21, 2004. The written notice must satisfy certain requirements specified in the Company’s By-laws. A copy of the Company’s By-laws will be sent to any shareholder upon written request to the Company’s Secretary.

ANNUAL REPORT AND ANNUAL REPORT ON FORM 10-K

      A copy of the Company’s 2003 Annual Report, which includes the Company’s Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission, is being mailed with this Proxy Statement to each shareholder. Any person who would like a copy of the Annual Report may obtain one without charge by writing or calling Stephen Barbieri, 201 West North River Drive, Suite 100, Spokane, Washington 99201, (509) 459-6100.

By Order of the Board of Directors

Thomas L. McKeirnan
Vice President, General Counsel and
Corporate Secretary
Spokane, Washington

April 19, 2004

APPENDIX A

CORPORATE GOVERNANCE GUIDELINES

      The Board of Directors (the “Board”) of WestCoast Hospitality Corporation (the “Company”) has adopted the following corporate governance principles (the “Guidelines”) to assist the Board and its committees in performing their respective duties in compliance with applicable requirements. The Board shall review and, if appropriate in connection with updated requirements or changes in the corporate governance environment, revise these Guidelines from time to time.

Director Responsibilities

      The members of the Board have the responsibility to:

(1) Represent the interests of the Company’s shareholders in maintaining and enhancing the success of the Company’s business, including optimizing long-term returns to increase shareholder value.

(2) Select and annually evaluate a the Chief Executive Officer of the Company (“CEO”) and select and annually evaluate any member of senior management other than the CEO

a) who is an “officer” within the meaning of Section 16 of the 1934 Act or an “executive officer” for purposes of Item 401(b) of Regulation S-K;

b) whose compensation is required to be reported in the Company’s annual report or proxy statement; or

c) who is designated by the CEO as the head of a division of the Company.

(3) The Board has delegated to its Compensation Committee such responsibilities to select and annually evaluate such members of senior management.

(4) Oversee the CEO and interact with appropriate members of senior management with respect to key aspects of the business, including strategic planning, management development and succession, operating performance and shareholder returns.

(5) Provide general advice and counsel to the CEO and appropriate members of senior management.

(6) Adopt and oversee compliance in coordination with the Audit Committee of the Company’s Code of Business Conduct and Ethics, and promptly disclose as required by SEC rules any waivers of the Code of Business Conduct and Ethics for the Company’s directors or executive officers.

(7) Select annually, as soon as is practical following the annual meeting of shareholders of the Company, a Chairman of the Board who shall be a director who is not an officer of the Company (as that term is defined in Rule 16a-1(f) of the Securities Act of 1933 (“Non-management Director”).

(8) Hold executive sessions of all Non-Management Directors following each regularly scheduled meeting of the Board. The Chairman of the Board will chair such meetings (the “Chairman”). Interested parties may communicate directly with the Chairman by e-mail addressed to chairman@westcoasthotels.com or by correspondence addressed to Chairman, WestCoast Hospitality Corporation, 201 W. North River Drive, Spokane, WA 99201.

(9) Formally evaluate the performance of the CEO each year in at least one Non-Management Director executive session.

(10) Hold each year at least one executive session of Independent Directors (as that term is defined in paragraph 4 of the following section).

(11) Directors should make every effort to attend Board meetings regularly. Meeting materials should be reviewed in advance.

(12) In discharging the duties of a director, including duties as a committee member, a director shall act: (1) in good faith; (2) with the same care an ordinary prudent person in a like position would exercise under similar circumstances and (3) in a manner he or she believes to be in the best interests of the Company.

Director Qualification Standards

      (1) The Nominating and Corporate Governance Committee is responsible for recommending to the Board (1) nominees for Board membership to fill vacancies or newly created positions and (2) the persons to be nominated by the Board for election at the Company’s annual meeting of shareholders.

      (2) In connection with the selection and nomination process, the Nominating and Corporate Governance Committee shall review the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board. The Board will generally look for individuals who have displayed high ethical standards, integrity and sound business judgment. This process is designed to ensure that the Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to the business of the Company.

      (3) Independent Directors must comprise a majority of the Board.

      (4) An “Independent Director” is a director who meets the following categorical standards adopted by the Board:

(a) has not been an employee of the Company, or any of its consolidated subsidiaries, during the last three years;

(b) has not received more than $100,000 per year in direct compensation from the Company, or any of its consolidated subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) during the last three years;

(c) has not been affiliated with or employed by the present or former independent auditor of the Company, or any of its consolidated subsidiaries;

(d) during the last three years, has not been part of an interlocking directorate in which a current executive officer of the Company, or any of its consolidated subsidiaries, served on the compensation committee of another company that concurrently employed the director (or any of his or her Immediate Family Members) as an executive officer;

(e) is not, and has not been in the past three years, an executive officer or an employee of another company that makes payments (exclusive of charitable contributions) to, or receives payments (exclusive of charitable contributions) from, the Company, or any of its consolidated subsidiaries, for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of the consolidated gross revenues of such other company;

(f) does not have any Immediate Family Member(1) who is an executive officer of the Company, or any of its consolidated subsidiaries, or who did not satisfy the criteria set forth in (a)-(e) above during the last three years; and

(g) has no other material relationship with the Company, or any of its consolidated subsidiaries, either directly or as a partner, shareholder or officer of an organization that has a material relationship

(1)	An “Immediate Family Member” is limited to a spouse, parents, children, siblings, mothers and fathers-in- law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than a domestic employee) who shares the director’s home. Individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated, are not taken into consideration with respect to the determination of a director’s independence.

with the Company, or any of its consolidated subsidiaries. For this purpose, “material relationship” is defined as one in which the person, or an entity of which the person (or an Immediate Family Member) is an employee, makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other entity’s consolidated gross revenues.

      (5) In addition to satisfying all of the independence criteria set forth in paragraph 4 of this Section, all members of the Audit Committee must also meet the following requirements:

(a) A member of the Audit Committee may not receive consulting, advisory or other compensatory fees from the Company, or any of its consolidated subsidiaries, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other committee of the Board (compensatory fees do not include the receipt of fixed amounts under a retirement plan (including deferred compensation) for prior service with the Company or any of its consolidated subsidiaries, provided that such compensation is not contingent in any way on continued service).

(b) No member of the Audit Committee may be an “affiliated person” of the Company, or any of its consolidated subsidiaries, as such term is defined by the Securities and Exchange Commission.

      (6) The number of boards on which a director may sit may be reviewed on a case-by-case basis by the Board.

      (7) The Board has not established term limits for directors. Although term limits can promote the inclusion on the Board of people with diverse perspectives, the process described in paragraph 2 of this Section can achieve the same result. Moreover, term limits have the disadvantage of causing the Company to lose the contributions of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations, thereby increasing their contributions to the Company. However, in order to promote both continuity and turnover, and to further the expectation that Board members will be very actively involved in both the affairs of the Company and the communities which the Company serves, the Board will normally not nominate a person who would be serving on the Board after the age of 75.

      (8) Each director shall be obligated to notify the Chairman of the Board of the Company promptly upon learning of any fact which causes such director not to satisfy any of the categorical standards set forth for an Independent Director above, or if any entity of which such director is an officer or director becomes a competitor of the Company. The Nominating and Corporate Governance Committee shall review the situation and make a prompt recommendation to the Board.

Board Committees

      (1) The Board shall at all times have a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee, each comprised solely of Independent Directors.

      (2) The Board shall evaluate and determine the circumstances under which to form new Committees.

Director Compensation

      (1) Non-Management Directors shall receive reasonable compensation and benefits for their services, as may be determined from time to time by the Board upon recommendation of the Compensation Committee. Compensation and benefits for Non-Management Directors shall be consistent with the market practices of other similarly situated companies but shall not be at a level or in a form that would call into question the Board’s objectivity. The Compensation Committee of the Board shall annually review and make recommendations to the Board with respect to director compensation and benefits.

      (2) Directors who are officers of the Company receive no additional pay for serving as Directors.

Director Access to Management and Independent Advisors

      (1) The Board is expected to be highly interactive with the CEO and appropriate members of senior management. Directors are granted access to the name, location, and phone number of all employees of the Company.

      (2) It is Board policy that members of senior management who are invited by the Board to be present at Board meetings be present at such meetings. The Board encourages such individuals to make presentations, or to include in discussions at Board meetings managers and other employees who can provide insight into the matters being discussed because of their functional expertise and/or personal involvement in such matters.

      (3) Directors are authorized to consult with independent advisors, as is necessary and appropriate, without consulting management of the Company.

Director Orientation and Continuing Education

      (1) The Board shall implement and maintain an orientation program for newly elected directors.

      (2) Directors are required to continue educating themselves with respect to subject matters that will assist them in their duties as a director of the Company.

Management Succession and CEO Compensation

      (1) The Board shall plan for succession to the position of CEO. In the event of emergency or in the event of the incapacity of the CEO, pending appointment of a successor by the Board, the Board has determined that the management of the Company shall be conducted by a group of certain members of senior management, reporting to the Chairman, as such group is constituted from time to time by the CEO in the reports of the CEO to the Board. Such group consists of, as of the date of adoption of these Corporate Governance Guidelines, Peter Hausback, Vice President, Chief Financial Officer, John Taffin, Executive Vice President, Hotel Operations, Tom McKeirnan, Vice President, General Counsel and David Bell, Senior Vice President, Development.

      (2) The Compensation Committee is responsible for making recommendations to the Board concerning annual and long-term performance goals for the CEO and for evaluating his or her performance against such goals.

Annual Performance Evaluation of the Board

      (1) The Board and its Committees will conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively.

      (2) The Board will also review the Nominating and Corporate Governance Committee’s periodic recommendations concerning the performance and effectiveness of the Board and its committees.

APPENDIX B

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

Purpose

      The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors of WestCoast Hospitality Corporation (the “Company”) in fulfilling its oversight responsibilities for (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence and (4) the performance of the Company’s internal audit function and independent auditors. Additionally, the Audit Committee will prepare the audit committee report that SEC rules require be included in the Company’s annual proxy statement.

Authority

      The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

(1) Appoint, compensate, retain and oversee the work of the public accounting firm engaged to prepare or issue an audit report or perform other audit, review or attest services for the Company. This firm will report directly to the Committee.

(2) Resolve any disagreements between management and the external auditor regarding financial reporting.

(3) Pre-approve all auditing and permitted non-audit services performed by the Company’s external audit firm.

(4) Delegate authority to subcommittees, including the authority to pre-approve all auditing and permitted non-audit services, provided that such decisions are presented to the full Committee at its next scheduled meeting.

(5) Meet with Company officers, external auditors or outside counsel, as necessary.

(6) Retain independent counsel or other advisers that the Committee determines are necessary to assist in the conduct of an investigation or to otherwise carry out its duties.

(7) Seek any information it requires from employees or external parties, all of whom are directed to cooperate with the Committee’s requests.

      The Company will provide for appropriate funding, as determined by the Committee, for payment of: (1) compensation to the public accounting firm engaged by the Committee, (2) compensation to any advisers retained by the Committee and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Composition and Qualifications

      The Audit Committee will consist of at least three members of the Board of Directors. The Board will appoint Committee members and the Committee chair on an annual basis, as soon as is practical following the annual meeting of shareholders of the Company. The Board shall also have the right to remove and/or replace any member of the Committee from time to time in its discretion.

      Each Committee member (i) must be “independent,” as that term is defined by the rules and listing standards of the SEC and the NYSE, respectively, and (ii) must be “financially literate,” as such qualification is interpreted by the Board in its business judgment. At least one Committee member shall be an “audit committee financial expert,” as defined by applicable rules of the SEC. The Board shall assess the qualification of the members at the time of their appointment and review their qualification on an annual basis or more frequently as the circumstances dictate. The Company does not impose more stringent definitions of “independence” on the members than those adopted by the SEC and NYSE.

      No Committee member shall simultaneously serve on the audit committees of more than two other public companies unless the Board has made an affirmative determination that such member is able to effectively undertake the responsibilities of serving on the Committee in addition to his or her positions on such other audit committees.

Meetings

      The Committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All Committee members are expected to attend each meeting, in person or via tele-conference or video-conference; however, a quorum shall consist of a majority of the members and the Committee is empowered to authorize an individual Committee member to perform such reviews and take such actions as are not prohibited by applicable law and regulations. The Committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with management, with internal auditors and with external auditors. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

Responsibilities

      The Committee will carry out the following responsibilities:

      (1) Financial Statements

(a) Review significant accounting and reporting issues and understand their impact on the financial statements. These include (1) complex or unusual transactions and highly judgmental areas, (2) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and (3) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

(b) Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of all material alternative accounting treatments within GAAP on the financial statements.

(c) Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor’s activities or on access to requested information and any significant disagreements with management.

(d) Discuss the annual audited financial statements and quarterly financial statements with management and the external auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

(e) Review disclosures made by the CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls over financial reporting or any fraud that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(f) Discuss the Company’s earnings press releases (particularly the use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance, if any, provided to analysts and rating agencies. This review may be general (i.e. the types of information to be disclosed and the type of presentations to be made). The Committee does not need to discuss each release in advance.

      (2) Internal Control

(a) Consider the effectiveness of the Company’s internal control system.

(b) Understand the scope of internal and external auditors’ review of internal control over financial reporting and obtain reports on significant findings and recommendations, together with management’s responses.

(c) Monitor compliance with the Code of Business Conduct and Ethics of the Company to the extent required by applicable law or regulation or delegated to the Committee in policies adopted by the Company.

      (3) Internal Audit

(a) Review internal audit plans, activities, staffing, independence, authority and organizational structure.

(b) Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement or dismissal of the Vice President, Internal Audit.

(c) Discuss regularly risk management processes and system of internal control with management and internal audit.

(d) On a regular basis, meet separately with internal audit.

(4)	External Audit

(a) Review the external auditor’s proposed audit scope and approach.

(b) Review the performance of the external auditors and exercise final approval on the appointment or discharge of the auditors. In performing this review, the Committee will:

•	At least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues; and all relationships between the independent auditor and the Company.

•	Take into account the opinions of management and internal audit.

•	Review and evaluate the lead partner of the independent auditor.

•	Present its conclusions with respect to the external auditor to the Board.

(c) Ensure the rotation of the lead audit partner and concurring partner every five years and other audit partners other than the lead partner and concurring partner every seven years, and consider whether there should be regular rotation of the audit firm itself.

(d) Set clear hiring policies for any candidate for employment by the Company who is an employee or former employee of the independent auditors. In accordance with Section 10A of the Securities Exchange Act of 1934, as amended, it shall be the Company’s policy to not hire or employ any chief executive officer, controller, chief financial officer, chief accounting officer, or any person serving in an equivalent position for the Company, who was previously employed by the Company’s external auditor and participated in any capacity in an audit of the Company during the one year period preceding the date of the initiation of such audit.

(e) Review regularly with the external auditors any audit problems or difficulties and management’s response.

(f) On a regular basis, meet separately with external auditors.

      (5) Compliance

(a) Review the Company’s system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up of any instances of noncompliance.

(b) Carry out the procedures delegated to the Committee by the Board for: (1) the receipt, retention and treatment of complaints received by the Company regarding the accounting, internal accounting controls or auditing matters; and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or audit matters.

(c) Review the findings of any material examinations by regulatory agencies and any material auditor observations.

      (6) Reporting Responsibilities

(a) Regularly report to the Board of Directors about the Committee’s activities and any material issues the Committee observes with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors and the performance of the internal audit function.

(b) Report annually to the shareholders, describing the Committee’s composition, responsibilities and how they were discharged and any other information required by rule, including approval of non-audit services.

(c) Review any other reports the Company issues that relate to Committee responsibilities.

      (7) Other Responsibilities

(a) Discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. Although the Committee is not required to be the sole body responsible for risk assessment and management, the Committee must discuss guidelines and policies to govern the process by which risk assessment and management is undertaken.

(b) Perform other activities related to this charter as requested by the Board of Directors.

(c) Institute and oversee special investigations as needed.

(d) Review and assess the adequacy of the Committee charter annually, request Board approval for proposed changes and ensure appropriate disclosure as may be required by law or regulation.

(e) Confirm annually that all responsibilities outlined in this charter have been carried out.

(f) Evaluate the Committee’s and individual members’ performance at least annually.

Limitations on Scope and Responsibility

      The Committee members serve on the Committee with the understanding on their part and the part of the Company’s Board, management, external auditors and internal auditors that:

(1) Committee members are not employees or officers of the Company and are not directly involved in the Company’s daily operations and do not serve on a full-time basis.

(2) Committee members expect the Company’s management, external auditors and internal auditors to provide the Committee with prompt and accurate information, so that the Committee can discharge its duties properly.

(3) To the extent permitted by law, the Committee is entitled to rely on the information and opinions of the persons and entities noted above in carrying out its responsibilities.

      The Committee members, in adopting this charter and in agreeing to serve on the Committee, do so in reliance on, among other things, the provisions of the Company’s Amended and Restated Articles of Corporation which:

(1) Together with the Company’s By-laws, provide indemnification for their benefit; and,

(2) Provide that, to the fullest extent provided by law, no director shall be liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director.

APPENDIX C

SECTION 3.3     Nominations and Qualifications of Directors.

      (1) Nominations of candidates for election as directors at an annual meeting of shareholders may only be made (i) by, or at the direction of, the Board of Directors or (ii) by any shareholder of the Corporation who is entitled to vote at the meeting and who complies with the procedures set forth in the remainder of this Section 3.3.

      (2) If a shareholder proposes to nominate one or more candidates for election as directors at an annual meeting, the shareholder must have given timely notice thereof to the Secretary of the Corporation. To be timely, a shareholder’s notice must be delivered to, or mailed and received at, the Principal Office (i) not less than one hundred twenty (120) days prior to the first anniversary of the date that the Corporation’s proxy statement was released to shareholders in connection with the previous year’s annual meeting; (ii) a reasonable time before the Corporation begins to print and mail its proxy materials if the date of this year’s annual meeting has been changed by more than thirty (30) days from the date of the previous year’s meeting; or (iii) not more than seven (7) days following the delivery to shareholders of the notice of annual meeting with respect to the current year’s annual meeting, if the Corporation did not release a proxy statement to shareholders in connection with the previous year’s annual meeting, or if no annual meeting was held during such year.

      (3) A shareholder’s notice to the Secretary under Section 3.3(2) shall set forth, as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the number and class of shares of stock of the Corporation that are beneficially owned on the date of such notice by such person and (iv) if the Corporation at such time has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any other information relating to such person required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the Exchange Act, including but not limited to information required to be disclosed by Schedule 14A of Regulation 14A, and any other information that the shareholder would be required to file with the Securities and Exchange Commission in connection with the shareholder’s nomination of such person as a candidate for director or the shareholder’s opposition to any candidate for director nominated by, or at the direction of, the Board of Directors. In addition to the above information, a shareholder’s notice to the Secretary under Section 3.3(2) shall (A) set forth (i) the name and address, as they appear on the Corporation’s books, of the shareholder and of any other shareholders that the shareholder knows or anticipates will support any candidate or candidates nominated by the shareholder and (ii) the number and class of shares of stock of the Corporation that are beneficially owned on the date of such notice by the shareholder and by any such other shareholders and (B) be accompanied by a statement in the form of a record, executed and acknowledged by each candidate nominated by the shareholder, that the candidate agrees to be so nominated and to serve as a director of the Corporation if elected at the annual meeting.

      (4) The Board of Directors, or a designated committee thereof, may reject any shareholder’s nomination of one or more candidates for election as directors if the nomination is not made pursuant to a shareholder’s notice timely given in accordance with the terms of Section 3.3(2). If the Board of Directors, or a designated committee thereof, determines that the information provided in a shareholder’s notice does not satisfy the requirements of Section 3.3(3) in any material respect, the Secretary of the Corporation shall notify the shareholder of the deficiency in the notice. The shareholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed five (5) days from the date such deficiency notice is given to the shareholder, as the Board of Directors or such committee shall reasonably determine. If the deficiency is not cured within such period, or if the Board of Directors or such committee determines that the additional information provided by the shareholder, together with information previously provided, does not satisfy the requirements of Section 3.3(3) in any material respect, then the Board of Directors or such committee may reject the shareholder’s notice.

C-1

      (5) Notwithstanding the procedures set forth in Section 3.3(4), if a shareholder proposes to nominate one or more candidates for election as directors at an annual meeting, and neither the Board of Directors nor any committee thereof has made a prior determination of whether the shareholder has complied with the procedures set forth in this Section 3.3 in connection with such nomination, then the chairman of the annual meeting shall determine and declare at the annual meeting whether the shareholder has so complied. If the chairman determines that the shareholder has so complied, then the chairman shall so state and ballots shall be provided for use at the meeting with respect to such nomination. If the chairman determines that the shareholder has not so complied, then, unless the chairman, in his or her sole and absolute discretion, determines to waive such compliance, the chairman shall state that the shareholder has not so complied and the defective nomination shall be disregard.

      (6) All directors of the Corporation shall be at least twenty-one years of age. Directors need not be shareholders or residents of the State of Washington. At each meeting of shareholders for the election of directors at which a quorum is present, the persons receiving a plurality of the votes cast shall be elected directors.

C-2

ANNUAL MEETING OF STOCKHOLDERS OF

WESTCOAST HOSPITALITY CORPORATION

May 19, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

							FOR	AGAINST	ABSTAIN
1. Election of Directors:					2.	Ratification of appointment of BDO Seidman, LLP, as independent certified public accountants.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	¡	Donald K. Barbieri
		¡	Ronald R. Taylor		THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. EXCEPT AS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AND IT WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
☐	WITHHOLD AUTHORITY	¡	Arthur M. Coffey
	FOR ALL NOMINEES	¡	Jon E. Eliassen

☐	FOR ALL EXCEPT (See instructions below)				The Board of Directors recommends a vote FOR ALL NOMINEES listed in Proposal 1 and FOR Proposal 2.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
WESTCOAST HOSPITALITY CORPORATION
THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Thomas L. McKeirnan and Peter P. Hausback, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, in such manner as in their discretion shall be deemed appropriate to carry out the authority as designated below, all shares of Common Stock of WestCoast Hospitality Corporation that the undersigned would be entitled to vote if present in person at the Annual Meeting of Shareholders of WestCoast Hospitality Corporation to be held on May 19, 2004, at 9:00 a.m. local time at the WestCoast Ridpath Hotel, 515 W. Sprague Avenue, Spokane, Washington and at any adjournments thereof, on all matters properly coming before such meeting.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.

(Continued and to be signed on the reverse side)

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